SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


          [X]  Filed by the Registrant

          [ ]  Filed by a Party other than the Registrant

          Check the appropriate box:

          [ ]  Preliminary Proxy Statement

          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))

          [x]  Definitive Proxy Statement

          [ ]  Definitive Additional Materials

          [ ]  Soliciting Material Pursuant to
               240.14a-11(c) or 240.14a-12

                            BALLARD MEDICAL PRODUCTS
                (Name of Registrant as Specified in Its Charter)

                                  PAUL W. HESS
                   (Name of Person(s) Filing Proxy Statement)

          Payment of Filing Fee (Check the appropriate box):

          [ ]  $125  per  Exchange  Act  Rules   0-11(c)(1)(ii),  14a-
               6(i)(1), or 14a-6(j)(2).

          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               (1)  Title  of  each  class  of  securities   to  which
                    transaction applies:

               (2)  Aggregate   number   of   securities    to   which
                    transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               (4)  Proposed maximum aggregate value of transaction:

               (5)  Total fee paid:

          [ ]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by a registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount previously paid:

               (2)  Form, Schedule or Registration Statement No.:

               (3)  Filing Party:

               (4)  Date Filed:

                            BALLARD MEDICAL PRODUCTS

                             12050 Lone Peak Parkway
                               Draper, Utah 84020
                            Telephone (801) 572-6800
                             Telefax (801) 572-6869

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held January 27, 1997

                                  INTRODUCTION

               This Proxy Statement is furnished to the shareholders with the Notice of Annual Meeting of Shareholders of Ballard Medical Products, a Utah corporation (the "Company"), in connection with the solicitation of proxies by the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company to be held at the Company's executive offices, 12050 Lone Peak Parkway, Draper, Utah 84020, on Monday, January 27, 1997, at 11:00 a.m. Mountain Standard Time, and at any and all adjournments thereof. Stockholders of record at the close of business on November 20, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting.

               A form of proxy is enclosed for your use. The shares represented by each properly executed, unrevoked proxy will be voted as directed by the shareholder. The proxy will be voted "for" each proposal on which no direction is made. This proxy solicitation is being made by the Board of Directors of the Company. Before signing the enclosed proxy, shareholders are urged to carefully read, review, and consider this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

               It is contemplated that the solicitation of proxies will be made exclusively by mail. Should it, however, appear desirable in order to ensure adequate representation of shares at the meeting, officers and employees of the Company may, for no additional compensation, communicate with shareholders, banks, brokerage houses and others by telephone, telegraph, or in person to request that proxies be furnished. This Proxy Statement and the accompanying form of proxy are being first mailed or delivered to shareholders on or about December 13, 1996. All expenses incurred in connection with this solicitation will be borne by the Company. In following up on the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their reasonable expenses in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the right to do so if it should appear that a quorum otherwise might not be obtained.

               Any proxy given may be revoked at any time prior to the exercise thereof. To accomplish this, written notice of revocation must be received by the Secretary of the Company no later than 10:00 a.m. MST on the date of the Annual Meeting, at the Company's executive offices, 12050 Lone Peak Parkway, Draper, Utah 84020. Such written notice may be in the form of a later-dated proxy or some other written signed instrument. In addition, any shareholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person.

                       OUTSTANDING STOCK AND VOTING RIGHTS

               Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the
          Record Date, the Company had issued and outstanding 27,817,790 shares of Common Stock, $.10 par value. Each share of Common Stock is entitled to one vote on every matter submitted at the meeting. There is no cumulative voting. The presence at the meeting, in person or by proxy, of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business. The vote required for the election of Directors and approval of the other proposals is set forth in the discussion of each item to be voted upon.

               All properly executed and returned proxies, as well as shares represented in person at the meeting, will be counted to determine if a quorum is present, whether or not the proxies indicate abstentions or consist of broker non-votes (defined below). Abstentions (but not broker non-votes) will also be counted in the denominator to determine whether a matter has been approved. Thus, abstentions (but not broker non-votes) will have the same effect as a vote "against" the matter. A "broker non-vote" refers to shares of Common Stock represented at the meeting in person or by proxy by a broker or nominee where such broker or nominee
          (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote, and (2) the broker or nominee does not have discretionary voting power on such matter.

                             PRINCIPAL STOCKHOLDERS

               So far as is known to management, as of the Record Date, the following persons owned beneficially more than 5% of the outstanding shares of the Company's Common Stock:

           NAME AND ADDRESS     AMOUNT AND NATURE       PERCENTAGE OF
           OF BENEFICIAL            OF BENEFICIAL  OUTSTANDING COMMON
           OWNER                        OWNERSHIP           STOCK (1)


           Dale H. Ballard
           12050 Lone Peak
           Parkway, Draper UT
           84020                    (2) 1,746,040               5.92%

           State Farm Mutual
           Automobile
           Insurance Company
           One State Farm
           Plaza,
           Bloomington, IL
           61710                    (3) 2,264,502               7.68%

           State of Wisconsin
           Investment Board
           P.O. Box 7842
           Madison, WI 53707            1,661,500               5.63%


          (1) All percentages are calculated on the basis of outstanding shares of common stock, plus shares (in the denominator) which could be acquired within 60 days of the Record Date by the exercise of outstanding stock options.

          (2)  These shares are owned as follows:               SHARES

               Dale H. Ballard Family Living Trust           1,075,878

               Alice B. Ballard Family Living Trust            621,518

               Pamela A. Ballard 1992 Trust                     48,284

               Indirect ownership through
               Ballard Family Properties, Ltd.                     360

                    Total                                    1,746,040

          (3)  The shares held by State Farm are owned as follows:

               State Farm Balanced Fund                        427,751

               State Farm Growth Fund, Inc.                    820,000

               State Farm Incentive and
               Thrift Balanced Account                         516,751

               State Farm Employees
               Retirement Trust Fund                           500,000

                    Total                                    2,264,502

                          STOCK OWNERSHIP OF MANAGEMENT

               The following table sets forth, as of the Record Date, the number of shares of Common Stock of the Company beneficially owned by each of the Company's directors and executive officers, and by all of the Company's directors and executive officers as a group:

                                             AMOUNT AND    PERCENTAGE
                                              NATURE OF            OF
                                             BENEFICIAL   OUTSTANDING
           BENEFICIAL OWNER,                  OWNERSHIP  COMMON STOCK
           POSITION WITH COMPANY           (SHARES) (4)           (1)


           Dale H. Ballard, President,     (2) Indirect
           CEO and Chairman of the            1,746,040         5.92%
           Board

           John I. Bloomberg, Director    Direct 28,675           (3)

           J. Dallas VanWagoner, M.D.      Direct 2,700           (3)
           Director

           Robert V. Petersen,               Direct 676           (3)
           Director

           E. Martin Chamberlain,
           Director, Vice President of      Exercisable
           Regulatory Affairs, and              Options
           Secretary                             15,000           (3)

           Dale H. Ballard, Jr.,         Direct 103,098
           Director                     Indirect 14,454
                                          Total 117,552           (3)

           Paul W. Hess, Director,       Indirect 1,466
           General Counsel                  Exercisable
                                         Options 20,000
                                           Total 21,466           (3)

           Harold R. ("Butch")             Direct 1,100
           Wolcott, Executive Vice          Exercisable
           President and General         Options 42,667
           Manager                         Total 43,767           (3)

           Bradford D. Bell, Vice          Direct 1,000
           President of Sales and           Exercisable
           Marketing                     Options 39,600
                                           Total 40,600           (3)

           Kenneth R. Sorenson,            Direct 5,856
           Treasurer                        Exercisable
                                         Options 47,500
                                           Total 53,356           (3)

           All directors and executive   Direct 143,105
           officers as a group (11             Indirect
           persons)                           1,761,960
                                            Exercisable
                                        Options 164,767
                                        Total 2,069,832         7.01%

          (1) All percentages are calculated on the basis of outstanding shares of common stock, plus shares which could be acquired, within 60 days of the Record Date, by the exercise of outstanding stock options.

          (2)  See  note   (2)  in  the  previous   table,  "Principal
               Stockholders."

          (3)  Percentage of shares owned does not exceed 1%.

          (4) "Exercisable Options" listed indicate shares of common stock which could be acquired by the exercise of incentive stock options held by executive officers, exercisable within 60 days of the Record Date.

               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

               The full Board of Directors functions as the Company's Compensation Committee. The Board has no separate Compensation Committee. The following Board members are also employees and executive officers of the Company:

                    Dale H.  Ballard,  Chairman  of  the  Board,  CEO,
                    President

                    E.   Martin   Chamberlain,   Vice   President   of
                    Regulatory Affairs, and Secretary

                    Paul W. Hess, General Counsel

          Dale H. Ballard, Jr., also a Board member, is the son of Dale H. Ballard.

               During the last completed fiscal year, any deliberations in Board meetings regarding executive officer compensation were participated in by all members of the Board.

          STOCK OPTION COMMITTEE

               The Company's incentive stock option plans (the "Plans") are administered by two stock option committees. Stock Option Committee A ("Committee A") is authorized to grant options only to employees who are not also officers or directors of the Company. Stock Option Committee B ("Committee B") is authorized to grant options only to employees who are also officers or directors of the Company.

               Committee B was originally formed in response to old Rule 16b-3 promulgated by the Securities and Exchange Commission ("SEC"). Section 16(b) enables an issuer (or one of its shareholders) to bring suit to recover profits gained by an insider from short-swing transactions. A transaction which meets the requirements of Rule 16b-3 is exempt from
          Section 16(b) of the Securities Exchange Act of 1934.

               Rule 16b-3 was amended by the SEC, effective August 15, 1996. Old Rule 16b-3 required, among other things, that option grants to officers and directors, be made by the full Board of Directors (if each member is a "disinterested person"), or by a committee of two or more directors, each of whom is a "disinterested person". A "disinterested person" is a director who is not, during the one year prior to service as an administrator of the applicable Plan, or during such service, granted or awarded options pursuant to any Plan.

               The August,  1996 amendment to Rule  16b-3, among other
          things, eliminated the need to have a committee of "disinterested persons" for such option grants to officers and directors. Nevertheless, in an August, 1996 Special Meeting of the Company's Board of Directors, the Board voted to continue the practice of administering the Company's Plans through the existing Committee A and Committee B.

               Each Committee must be comprised of two persons, both of whom must be members of the Board of Directors. However, members of Committee B must be "disinterested persons" within the meaning of old Rule 16b-3(c)(2)(i). Committee A is currently comprised of Dale H. Ballard (the President of the Company) and E. Martin Chamberlain (a Vice President and the Secretary of the Company). Committee B is currently comprised of Dale H. Ballard and J. Dallas VanWagoner, M.D., both of whom are "disinterested persons". Dr. VanWagoner is not an employee or officer of the Company.

          NO EMPLOYMENT CONTRACTS

               The Company has no written employment contract with any executive officer. Like all but a very few of the Company's employees, the executive officers are "at-will employees", meaning either the employee or the Company can terminate the employment relationship at any time for any reason or for no reason.

          COMPENSATION POLICIES

               The Board of Directors establishes and periodically reviews the compensation of the Chief Executive Officer. Compensation of other executive officers has been left to the judgment and discretion of Dale H. Ballard, Chief Executive Officer. The Board has left such other compensation to the discretion of the CEO because the compensation levels of all such executive officers have historically been reasonable in the judgment of the Board of Directors, and because the Company has been successful under Mr. Ballard's leadership and under this compensation system.

               There   is  no   specific  relationship   of  corporate
          performance to executive compensation. No formula or specific evaluation procedure is followed. Rather, the compensation policy is subjective and informal. However, compensation for executives is based generally on the principles that compensation must (1) be competitive with other quality companies in order to help motivate and retain the talent needed to grow the Company's business; and (2) provide a strong incentive for key personnel and sales representatives to achieve the Company's goals.

               The  Company has  a history  of relying  upon incentive
          stock options as an important element of each executive's compensation package. This program has generally enabled the Company to keep salaries and bonuses at relatively modest levels. The Company's successful sales and profit record suggests, we believe, that these principles which form the basis for our compensation program have delivered the desired results. For example, on record sales of $103,525,263 for the fiscal year ended September 30, 1996, the Company reaped after-tax net income of $25,603,039, representing 24.7% of net sales.

          ELEMENTS OF EXECUTIVE COMPENSATION

               It has been the Company's policy for many years that the executive compensation program consists of base salary, bonuses, and stock options. In addition, the Company has provided automobiles to its executive officers and certain other key employees.

               The Company's salary levels are determined by comparisons with companies of similar size and complexity in the health care industry. Salary increases are determined in view of the financial performance of the Company, the individual performance of the executive, and any promotions of, or increased responsibilities assumed by, the executive. Bonuses are determined by the Chief Executive Officer at the end of each fiscal year, based upon these same factors. Bonuses are completely discretionary and are not based upon any formula.

               All employee stock options are granted pursuant to one of the Company's incentive stock option plans. The Company makes incentive stock option grants periodically at no less than 100% of the market price on the effective date of the grant. All of the current incentive stock option plans of the Company are summarized below. See "Summary of Stock Option Plans."

               In addition to the above compensation, executive officers, along with all employees of the Company, are eligible to participate in the Company's 401(k) retirement plan. This plan is available to all employees after they have been employed by the Company for at least one year. The plan allows employees to make contributions to the plan from salary reductions each year, up to an annual limit which is generally 15% of a participant's annual compensation. Under the 401(k) plan, the Company matches a participant's contribution up to 4% of his or her salary. Employees are always fully vested in their own contributions and become fully vested in any contributions made by the Company after six years of service.

          COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

               The compensation of Dale H. Ballard, Chairman of the Board and Chief Executive Officer, consists of a base salary, typically an annual bonus, and the use of a vehicle. At no time in the Company's history has Mr. Ballard received incentive stock options under any incentive stock option plan. In addition, in the past three fiscal years Mr. Ballard has not participated in the Company's 401(k) retirement plan.

               There is no specific relationship between the Company's performance and Mr. Ballard's compensation. Again, only a subjective, informal policy is followed. The Board of Directors periodically reviews Mr. Ballard's base salary and bonus and approves his compensation based on the Board's evaluation of his performance toward the achievement of the Company's financial, strategic and other goals, his length of service as Chief Executive Officer, and competitive Chief Executive Officer pay information. Mr. Ballard has historically determined his own salary and bonus. The Company has enjoyed an overall strong performance, and Mr. Ballard has been the Company's able Chief Executive Officer from the Company's formation.

               The  Board  feels  that  Mr.  Ballard  has  been  under
          compensated  over  the  years   in  view  of  his  excellent
          performance as Chief Executive Officer.

          SECTION 162(m) POLICY.

               Under Section 162(m) of the Internal Revenue Code, effective January 1, 1994, no income tax deduction is allowed to a publicly held corporation for remuneration paid to certain executive officers (including the CEO) to the extent that the amount of such remuneration with respect to any given employee/executive officer for the taxable year exceeds $1,000,000. The Board's current policy is that the Company will not pay remuneration to any one employee during a given tax year which would not be deductible by the Company because of the Section 162(m) limits.

                                             BOARD OF DIRECTORS

                                             Dale H. Ballard, Chairman
                                             John I. Bloomberg
                                             J. Dallas VanWagoner
                                             Robert V. Petersen
                                             E. Martin Chamberlain, Jr.
                                             Dale H. Ballard, Jr.
                                             Paul W. Hess

                             EXECUTIVE COMPENSATION

          DIRECTORS

               During the fiscal year ended September 30, 1996, each of the outside members (i.e., non-employee directors) of the Board of Directors received $1,000 in cash compensation for his services as a director. Each inside director (i.e., directors who are also employees) received $500 in cash compensation. There is no standard agreement pursuant to which the directors are compensated for their services.

          EXECUTIVE OFFICERS

               The following table sets forth the compensation paid or awarded by the Company to the Company's Chief Executive Officer and all of the Company's other executive officers who are considered "highly compensated" under regulations promulgated by the Securities and Exchange Commission, for each of the fiscal years ended September 30, 1996, 1995, and 1994:

                           SUMMARY COMPENSATION TABLES

          ANNUAL COMPENSATION
                                                                OTHER
                               FISCAL                          ANNUAL
                                 YEAR                         COMPEN-
           NAME AND PRINCIPAL   ENDED                BONUS     SATION
           POSITION              9/30  SALARY ($)      ($)        ($)


           Dale H. Ballard,      1996     200,000   40,595        (1)
           CEO                   1995     200,500   35,000        (1)
                                 1994     200,500        0        (1)

           Harold R. "Butch"     1996     132,500   35,038        (1)
           Wolcott, Executive    1995     105,000   20,000        (1)
           Vice President        1994      95,000   10,000        (1)

           Bradford D. Bell,     1996     120,833   31,001        (1)
           Vice President of     1995      95,000   10,000        (1)
           Sales and             1994      65,000    8,000        (1)
           Marketing

           Kenneth R.            1996      84,750   20,867        (1)
           Sorenson, Chief       1995      79,959   20,738        (1)
           Financial Officer     1994      74,800   20,570        (1)

           Paul W. Hess          1996     133,750   15,696        (1)
           General Counsel       1995     130,500    8,000        (1)
                                 1994     130,500        0        (1)

          LONG-TERM COMPENSATION (2)

                                                SECURITIES  ALL OTHER
                                    FISCAL      UNDERLYING    COMPEN-
           NAME AND PRINCIPAL   YEAR ENDED         OPTIONS     SATION
           POSITION                   9/30     GRANTED (#)     ($)(4)

           Dale H. Ballard,           1996         (3) N/A      (5) 0
           CEO                        1995         (3) N/A      (5) 0
                                      1994         (3) N/A      (5) 0

           Harold R. ("Butch")        1996           6,000      6,225
           Wolcott, Executive         1995          20,000      3,150
           Vice President             1994          29,000          0

           Bradford D. Bell,          1996           5,000      5,808
           Vice President for         1995          15,000      2,850
           Sales and Marketing        1994          23,000          0

           Kenneth R.                 1996           5,000      4,070
           Sorenson,                  1995           5,000      3,878
           Chief Financial            1994          18,000      3,628
           Officer

           Paul W. Hess,              1996           4,000      5,515
           General Counsel            1995           7,000      3,900
                                      1994          18,000          0

          (1) The personal benefits and perquisites received by the named executives were less than the reporting thresholds established by the Securities and Exchange Commission (the lesser of $50,000 or 10% of the individual's cash compensation).

          (2) The Company does not have benefit plans involving Restricted Stock Awards, Stock Appreciation Rights
               (SARs), or Long-Term Incentive Plans (LTIPs)

          (3) No options have ever been granted to Mr. Ballard under any of the Company's Incentive Stock Option Plans.

          (4) These figures represent the Company's contributions to its 401(k) retirement plan for the benefit of the named executives. None of the named executives who received a Company contribution in the years shown are 100% vested in their respective plan account balances. Mr. Sorenson is 100% vested, Messrs. Wolcott and Bell are 40% vested, and Mr. Hess is 20% vested.

          (5) During the past three fiscal years, Mr. Ballard has not participated in the Company's 401(k) plan.

              OPTION GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 1996

                            INDIVIDUAL
                                GRANTS

                             Number of
                            Securities                                POTENTIAL
                            Underlying                         REALIZABLE VALUE
                               Options                        AT ASSUMED ANNUAL
                           Granted (#)                           RATES OF STOCK
                        and % of Total                                    PRICE
                               Options                         APPRECIATION FOR
                            Granted to  Exercise      Option    OPTION TERM (1)
                          Employees in     Price  Expiration
           Name            Fiscal Year    ($/SH)        Date     5%($)   10%($)


           Dale H.
           Ballard                 N/A       N/A         N/A       N/A      N/A

           Harold R.
           ("Butch")             6,000
           Wolcott               1.19%     16.75    8/7/2003   $40,914  $95,346

           Bradford D.           5,000
           Bell                   .99%     16.75    8/7/2003    34,096   79,455

           Kenneth R.            5,000
           Sorenson               .99%     16.75    8/7/2003    34,096   79,455

           Paul W.               4,000
           Hess                    .9%     16.75    8/7/2003    27,276   63,564


          (1) We recommend caution in interpreting the financial significance of these "potential realized value" figures. They are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the Securities and Exchange Commission. They assume the value of Company stock appreciates 5% to 10% each year, respectively, compounded annually, for seven years (the life of each option). They are not intended to forecast possible future appreciation, if any, of such stock price or to establish a present value of options. Also, if appreciation does occur at the 5% or 10% per year rate, the amounts shown would not be realized by the recipients until the year 2003. Depending on inflation rates, these amounts may be worth significantly less in 2003 in real terms, than their value today. The
               Company has not used an alternative formula for valuation since the Company is not aware of any formula which will determine with reasonable accuracy a present value of options based on future unknown or volatile factors. The realized values shown are before the payment of federal or state income taxes.

          AGGREGATED OPTION  EXERCISES IN FISCAL YEAR  ENDED SEPTEMBER
          30, 1996

                                             Number of
                        Shares               Securities          Value of
                      Acquired               Underlying         Unexercised
                            on     Value    Unexercised        In-the-Money
                      Exercise  Received  Options at Year       Options at
           Name            (#)       ($)      End (#)        Year End ($) (1)

                                            Exer-  Unexer-       Exer-  Unexer-
                                          cisable  cisable     cisable  cisable


           Dale H.
           Ballard         N/A       N/A      N/A      N/A         N/A      N/A

           Harold R.
           ("Butch")
           Wolcott      33,000   340,500   42,667    6,000     403,628   16,500

           Bradford
           D. Bell      11,733   109,997   39,600    5,000     385,025   13,750

           Kenneth R.
           Sorenson     26,500   371,395   47,500    5,000     532,106   13,750

           Paul W.
           Hess         35,000   379,688   20,000    4,000     195,750   11,000


          (1) The fair market value (i.e., the closing price) of the Company's common stock on September 30, 1996 (19 1/2 per share) minus the exercise price.

                             STOCK PERFORMANCE GRAPH

               The following graph shows the yearly percentage change in cumulative total shareholder return on the Company's Common Stock during the preceding five fiscal years ended September 30, 1996, compared with the Standard & Poor's 500 Stock Index and the published Standard & Poor's Health Care (Medical Products and Supplies) Industry Index. The comparison assumes $100 were invested on September 30, 1991 in the Company's Common Stock, and in each of the foregoing indices the comparison assumes reinvestment of dividends.

          WRITTEN DESCRIPTION OF THE STOCK PERFORMANCE GRAPH
          FOR EDGAR FILING.

               The graph line of each of these three securities is described below:

               BALLARD MEDICAL PRODUCTS. The graph shows that $100 invested in Ballard Medical Products Common Stock on September 30, 1991 would be worth the following values on the respective dates shown:

                         September 30, 1992        135
                         September 30, 1993        107
                         September 30, 1994         66
                         September 30, 1995        105
                         September 30, 1996        125

               S&P 500. The graph shows that $100 invested in the S&P 500 Index on September 30, 1991 would be worth the following values on the respective dates shown:

                         September 30, 1992        111
                         September 30, 1993        125
                         September 30, 1994        130
                         September 30, 1995        169
                         September 30, 1996        203

               S&P HEALTH CARE (MEDICAL PRODUCTS AND SUPPLIES). The graph shows that $100 invested in the S&P Health Care (Medical Products and Supplies) Index on September 30, 1991 would be worth the following values on the respective dates shown:

                         September 30, 1992         97
                         September 30, 1993         74
                         September 30, 1994         94
                         September 30, 1995        153
                         September 30, 1996        183

                          SUMMARY OF STOCK OPTION PLANS

          GENERAL

               The Company has ten open incentive stock option plans, identified in the table below:


                    NAME OF PLAN        MONTH OF APPROVAL OF PLAN
                                        BY SHAREHOLDERS

                    1984 Plan                January, 1985

                    1987 Plan                January, 1988

                    1988 Plan                January, 1989

                    1990 Plan                January, 1990

                    1991 Plan                January, 1992

                    1992 Plan                January, 1993

                    1993 Plan                January, 1994

                    1994 Plan                January, 1995

                    1995 Plan                January, 1996

                    1996 Plan                Not yet approved

          (All of the above-named incentive stock option plans are sometimes referred to herein collectively as the "Plans".)

               The  purpose of  each of  the Plans  is to  attract and
          retain qualified personnel for positions of responsibility in the Company by providing additional compensation incentives, thereby promoting the success of the Company. Options granted under each of the Plans are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (the "Code").

          ADMINISTRATION

               All of the Plans are administered by two Stock Option Committees, by delegation of authority from the Board of Directors. See "Compensation Committee Interlocks and Insider Participation, Stock Option Committee."

               The interpretation and construction of any provision of the Plans is within the sole discretion of the applicable Committee or the Board of Directors, whose determination is final and conclusive. Members of each Committee are elected by a majority vote of the Board, including the votes of the directors thus elected to serve on the Committee. Committee members hold office until the next regular meeting of the Board and until their successors are elected and qualified. Committee members may be removed at any time by a majority vote of the Board, including the vote of the director whose removal as a Committee member is sought.

          ELIGIBILITY

               Each of the Plans provides that options may be granted to all employees of the Company and all employees of the Company's subsidiaries. Under all of the Plans except the 1991 Plan, the 1992 Plan, the 1994 Plan, the 1995 Plan, and the 1996 Plan, no further options are available for grant. Under the Plans, the applicable Committee selects the optionees and determines the number of shares to be subject to each option. None of the Plans provide for a maximum or minimum number of shares which may be granted under option to any one employee.

          TERMS OF OPTIONS

          Each option granted under the Plans may extend for a period of up to ten (10) years from the date the option is granted, must be evidenced by a stock option agreement between the Company and the employee to whom such option is granted, and is subject to the following additional terms and conditions:

                    (a) CONTINUED EMPLOYMENT. An option granted may not be exercised, in whole or in part, unless the optionee continues to serve as an employee of the Company for at least one full year after the effective date of the option grant. The 1992, 1993, 1994, 1995, and 1996 Plans provide that the President of the Company, in his discretion, may extend this continued employment period from one year to up to three years. The intervening death of the optionee before the end of such vesting period removes any continued employment condition. In addition, the continued employment condition is removed upon the occurrence of a merger or other business combination pursuant to which the Company is acquired by or merged into another corporation.

                    (b) EXERCISE OF THE OPTION. Under all of the Plans, payment for shares issued upon exercise of an option may consist of cash or the exchange of other shares of the Company's stock which have been held for more than one year by the optionee. Under the 1984 Plan, no option granted prior to January 1, 1987 may be exercised while there is outstanding any previously granted incentive stock option.

                    (c) OPTION PRICE. The option exercise price of options granted under the Plans is the fair market value of the Company's Common Stock on the date of grant. However, in the case of options granted to an optionee who owns more than 10% of the voting power or value of all classes of stock of the Company, the exercise price must not be less than 110% of the fair market value on the date of grant. For so long as the Company's stock is listed on the New York Stock Exchange, the Board of Directors or Stock Option Committee will use the reported closing price on the last trading day preceding the grant of the option, as the fair market value for purposes of setting option prices.

                    (d) TERMINATION OF EMPLOYMENT. Each of the Plans provides that if the optionee's employment by the Company is terminated for any reason (other than permanent disability) the option shall thereupon expire and any and all right to purchase shares pursuant thereto shall terminate three months after the optionee's employment terminates. However, if the optionee is not vested in his or her options, the optionee's options expire immediately upon termination of his or her employment. If an optionee becomes permanently disabled, the option may be exercised at any time within one year after termination of employment by reason of disability, so long as the optionee has been an employee of the Company for at least the vesting period specified (one year minimum) in the stock option agreement entered into by the Company and the optionee.

                    (e) TRANSFER OF OPTIONS. Options granted under any of the Plans are not transferable by an optionee other than by will or the laws of descent and distribution and are exercisable, during the optionee's lifetime, only by the optionee.

                    (f) TERMINATION OF OPTIONS. No option is exercisable by any person after ten (10) years from the date the option was granted (five (5) years if the optionee owns more than 10% of the voting power or value of all classes of stock of the Company). The President of the Company has discretion to shorten this period in stock option agreements entered into by the Company with employees.

          ADJUSTMENT UPON CHANGES IN CAPITALIZATION

               In the event any change, such as a stock split, is made in the Company's capitalization, which results in an exchange of Common Stock for a greater or fewer number of shares, appropriate adjustment is to be made under each of the Plans in the option price and in the number of shares subject to the option. In the event of a stock dividend, each optionee is entitled to receive, upon exercise of the option, the equivalent of any stock dividend which the optionee would have received had the optionee been the holder of record of the shares purchased upon such exercise.

          OPTION SUMMARY

               The following table sets forth certain information related to the Plans and options granted thereunder, as of September 30, 1996:

                          OPTION PLAN SHARE SUMMARY (1)


                              TOTAL                                 SHARES
                             SHARES                                  STILL
                           RESERVED      OPTIONS      OPTIONS    AVAILABLE
           PLAN          UNDER PLAN      GRANTED  OUTSTANDING    FOR GRANT


           1984 Plan        900,004      900,004        5,998            0

           1987 Plan        750,112      750,112       73,812            0

           1988 Plan        750,018      750,018       88,737            0

           1990 Plan      1,125,021    1,125,021      300,593            0

           1991 Plan        750,000      748,968      277,444        1,032

           1992 Plan        200,000      199,833       76,976          167

           1993 Plan        600,000      600,000      351,833            0

           1994 Plan        600,000      598,976      435,458        1,024

           1995 Plan        700,000      692,800      606,150        7,200

           1996 Plan        700,000      313,550      313,550      386,450

           TOTALS         7,075,155    6,679,282    2,530,551      395,873


          (1) Appropriate adjustments have been made to reflect stock splits which have occurred since the adoption of the 1984 Plan to the present.

                      MEETINGS AND COMMITTEES OF THE BOARD

          BOARD OF DIRECTORS

               The Board of Directors met January 22, 1996, at the regular meeting of the Board of Directors, immediately following the January 22, 1996 Annual Meeting of Shareholders, with all members of the Board of Directors in attendance. A special meeting of the Board was held on August 13, 1996. All members of the Board participated in said meeting either in person or by conference telephone. All other Board of Directors action taken during the 1996 fiscal year was conducted by eighteen unanimous directors consent resolutions, approved and executed by all of the directors.

          STOCK OPTION COMMITTEE A

               The Company has a standing Stock Option Committee A whose function is to administer and grant options to employees other than officers and directors under all of the Company's incentive stock option plans. The Committee is comprised of two members of the Board, currently Dale H. Ballard and E. Martin Chamberlain. Eight meetings were held by Committee A during the 1996 fiscal year (with both members present). The remaining actions of Committee A were effected in ten Committee A consent resolutions, approved and executed by both members of the Committee.

          STOCK OPTION COMMITTEE B

               The Company has a standing Stock Option Committee B whose function is to administer and grant options to employees who are also officers and directors under all of the Company's incentive stock option plans. Committee B is comprised of two members of the Board, currently Dale H. Ballard and J. Dallas VanWagoner, M.D. All Committee B action taken during the 1996 fiscal year was conducted in one Committee B consent resolution, approved and executed by both members of the Committee.

          AUDIT COMMITTEE

               The Company has a standing Audit Committee whose functions are: (a) to conduct reviews of potential conflict-of-interest situations as requested by the President; (b) to select the Company's auditors; and (c) to review the Company's annual report and other reports prepared for the Company by the Company's auditors. The Audit Committee is comprised of three members of the Board, currently John I. Bloomberg, Robert V. Petersen, and Dale H. Ballard, Jr. One meeting (attended by all members) was held by the Audit Committee during the 1996 fiscal year.

               The Company has no standing compensation or nominating committees of the Board of Directors.

                              PROXY CARD PROPOSALS

          PROPOSAL NO. 1:     ELECTION OF DIRECTORS

          GENERAL

               Directors are elected at each Annual Meeting of the Shareholders and hold office until the next Annual Meeting and until their successors are elected and qualified. Currently, there are seven directors.

          NOMINEES FOR ELECTION

               The names of the nominees for election to the Board of Directors, with respect to whom proxies are solicited hereby, and each of their business backgrounds for at least the last five years are set forth below:

          NAME, AGE AND                 DIRECTOR
          POSITION WITH THE COMPANY     SINCE     PRINCIPAL OCCUPATION

          Dale H. Ballard (73)          1978      President, Chief Executive
          President, Chief Executive              Officer, Chairman of the
          Officer, Chairman of the                Board
          Board (1)

          John I. Bloomberg (61)        1981      Managing General Partner,
          Director                                private investment
                                                  companies (2)

          J. Dallas VanWagoner (59)     1984      Practicing Physician,
          Director                                Clinical Instructor with
                                                  the University of Utah
                                                  School of Medicine (3)

          Robert V. Petersen (70)       1986      Professor Emeritus of
          Director                                Pharmaceutics, University
                                                  of Utah (4)

          E. Martin Chamberlain (56)    1988      Vice President of Regulatory
          Vice President of Regulatory            Affairs, Secretary (5)
          Affairs, Secretary, Director

          Dale H. Ballard, Jr. (49)     1993      President of Stratco, a
          Director                                financial planning and
                                                  investment firm (6)

          Paul W. Hess (42)             1994      General Counsel (7)
          Director, General Counsel

               (1) Mr. Ballard has served as President, Chief Executive Officer, and Chairman of the Board of Directors since the formation of the Company in 1978. Mr. Ballard holds a Bachelor of Science Degree in Pharmacy from the University of Utah.

               (2) From July, 1981 to the present, Mr. Bloomberg has been a General Partner of J.I.B. Associates, Bricoleur Partners, Olympic Growth Fund, and Utah Capital Corp., private investment companies. From 1963 to 1981, Mr. Bloomberg's positions included Senior Drug Analyst at Kidder Peabody (1963-1965), Associate Director of Research at CBWL-Hayden Stone, now a part of Shearson/Lehman (1965-1972), Director of Research and Senior Vice President at Ladenberg, Thalmann & Co. (1972-1976), Security Analyst at Alex Brown and Sons (1976-1979), and a Limited Partner and Vice President of Bear Stearns & Co. (1979-1981). Mr. Bloomberg graduated from Amherst College with a B.A. in Chemistry and received an MBA in Business Administration from Harvard Business School in 1962. He is on the Board of Directors of the John Moran Eye Center, University of Utah.

               (3) Dr. VanWagoner received his B.S.E.E. degree from the University of Utah in 1961, and M.S.E.E. in 1964. He graduated from St. Louis University School of Medicine in 1970. He is a board certified obstetrician and gynecologist and a member of the American College of Obstetrics and
          Gynecology. In addition to his private practice, Dr. VanWagoner is a clinical instructor with the University of Utah School of Medicine. Over the past twelve years, Dr. VanWagoner has assisted companies in the health care industry with numerous research projects.

               (4) Dr. Petersen received a B.S. (Honors) in Pharmacy from the University of Utah in 1950, and a Ph.D. in Pharmaceutical Chemistry, with minors in Organic Chemistry and Pharmacology, from the University of Minnesota in 1955. Dr. Petersen has held various academic positions with the University of Utah since 1957 and has been a Professor of Pharmacy since 1967. He was Chairman of the Department of Applied Pharmaceutical Sciences from 1965 to 1978 and Chairman of the Department of Pharmaceutics from 1978 to 1982. He retired from the University of Utah July 1, 1992, and now serves as a professor emeritus of pharmaceutics. Dr. Petersen has acted as a consultant to various companies, including Albion Laboratories (1964-1982), Deseret Pharmaceutical Company, Inc. (1970-1989), Sorenco, Inc. (1978-present), Kolmar Laboratories (1983-1987), Sorenson Development (1983-1989, and 1993 - present), Pacific Chemicals of Seoul, Korea (1989-91), and Ciba-Geigy Corporation (1989-91). He served as a member of the board of directors of the American Foundation for Pharmaceutical Education from 1973 to 1975, since 1980 has served as a member of the board of directors for the Drug Standards Division of the United States Pharmacopeia - National
          Formulary, and in 1990 was appointed to the board of directors of the U.S.P. Committee of Revisions (1990-1995). Dr. Petersen is past president of the American Association of Colleges of Pharmacy and from 1972 to 1987 was the University of Utah College of Pharmacy's liaison to the board of trustees of the Utah Pharmaceutical Association.

               (5) Dr. Chamberlain joined the Company in August, 1982, as a project manager. He received his B.S. degree in Molecular and Genetic Biology in 1967, his Master of Arts degree in Biological Science with a minor in Chemistry in 1969, and his Doctorate in Biology with Biochemistry as an allied field in 1973. Between 1974 and 1981, he held a faculty appointment with the University of Utah, working with the Departments of Biology and the School of Medicine's Department of Obstetrics and Gynecology, in biological and medical research. Dr. Chamberlain became Vice President in October, 1993 in addition to his appointment as Secretary of the Company in 1983. In July, 1994 he became Vice President of Regulatory Affairs. He served as Director of Quality Assurance for the Company from 1986 to 1994.

               (6)  Dale  H.  Ballard,  Jr.  is  the  son of  Dale  H.
          Ballard, the Company's Chief Executive Officer. Dale Ballard, Jr. graduated from Brigham Young University in 1970, with a Bachelor of Science Degree in Business Management, with minors in Accounting and Economics. From 1972 until April, 1992, he owned and operated Ballard Construction Company, a closely-held corporation engaged principally in the business of road and asphalt construction. From approximately 1977 to April, 1992, Mr. Ballard also operated a property management business called Empire Properties. Empire Properties was a wholly-owned subsidiary of Ballard Construction Company. In April, 1992, Mr. Ballard sold his construction and landscaping businesses. Subsequently he formed a new financial planning and investment company called Stratco.

               (7) Paul W. Hess joined the Company as in-house counsel in August, 1993. He had served as outside general corporate counsel for the Company, through his former law firm Strong & Hanni, since approximately 1985. In October, 1993, Mr. Hess was elected and appointed by the Board of Directors as General Counsel. Mr. Hess worked as an attorney for Strong & Hanni from 1981 until 1993. He received his B.S. degree in Accounting from Brigham Young University in 1978 and his Juris Doctorate degree from the University of Utah College of Law in 1981. Mr. Hess is also a Certified Public Accountant.

               Should any of the nominees become unable or unwilling to accept nomination or election, the persons named as Proxies in the enclosed form of proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected.

          APPROVAL

               If you return a proxy, but give no direction on this Proposal No. 1, your proxy will be voted "for" all seven nominees named above. The election of each director requires the affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy.

          PROPOSAL NO. 2:     PROPOSAL TO APPROVE  THE 1996  INCENTIVE
                              STOCK OPTION PLAN.

          GENERAL

               On or about July 1, 1996, by unanimous consent resolution, the Board of Directors of the Company adopted the 1996 Incentive Stock Option Plan (the "1996 Plan"), reserving 700,000 shares of Common Stock for issuance to employees. At the closing price on the Record Date of the Company's stock, said 700,000 shares would have a value of $11,462,500.

               The purpose of the  1996 Plan is to attract  and retain
          the best available personnel for positions of responsibility in the Company by providing additional compensation incentives, thereby promoting the success of the Company. Management feels that it may be important, for the Company's future growth and success, that options continue to be a portion of salaried employee compensation.

               The Company is seeking shareholder approval of the 1996 Plan, not because shareholder approval is required under state or federal law, but in order to qualify options granted under the 1996 Plan as incentive stock options under
          Section 422 of the Internal Revenue Code (the "Code"), and in order to qualify transactions under the Plan as exempt transactions under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), pursuant to Rule 16b-3 promulgated by the Securities and Exchange Commission, effective August 15, 1996. As of September 30, 1996, 313,550 options had been granted under the 1996 Plan.

          ADMINISTRATION

               The 1996 Plan is administered by two Stock Option Committees, by delegation of authority from the Board of Directors of the Company. See "Compensation Committee Interlocks and Insider Participation, Stock Option Committee."

               The interpretation  and construction  of any  provision
          of the Plan are within the sole discretion of the applicable Committee or the Board of Directors, whose determinations are final and conclusive. Members of each Committee are elected by a majority vote of the Board, including the votes of the directors thus elected to serve on the Committee. Committee members hold office until the next regular meeting of the Board and until their successors are elected and qualified. Committee members may be removed at any time by a majority vote of the Board, including the vote of the director whose removal as a Committee member is sought.

          ELIGIBILITY

               The 1996 Plan  provides that options may  be granted to
          any employees (including officers, whether or not they are directors) of the Company and any of its subsidiaries. As of September 30, 1996, the Company and its subsidiaries had 987 employees. Directors who are not employees are not eligible to participate in the 1996 Plan, but Directors who are also employees may participate in the 1996 Plan. Committee A selects the optionees and determines the number of shares to be subject to each option, except in the case of officers and directors in which case Committee B makes such selections and decisions. The 1996 Plan does not provide for a maximum or minimum number of shares which may be granted under option to any one employee.

          TERMS OF OPTIONS

               Each option granted under the 1996 Plan may extend for a period of up to ten years (or only five years for an optionee who immediately before the grant of the option, owns more than 10% of the Company's stock) from the date the option is granted, must be evidenced by a stock option agreement between the Company and the employee to whom such option is granted, and is subject to the following additional terms and conditions:

               (a) CONTINUED EMPLOYMENT. An option granted may not be exercised, in whole or in part, unless the optionee continues to serve as an employee of the Company for at least one full year after the effective date of the option grant. The President of the Company, in his discretion, may extend this vesting period from one year to up to three years. The intervening death of the optionee before the end of such vesting period removes this continued employment condition. In addition, the continued employment condition is removed upon the occurrence of a merger or other business combination pursuant to which the Company is acquired by or merged into another corporation.

               (b) EXERCISE OF THE OPTION. Payment for shares issued upon exercise of an option may consist of cash or the exchange of other shares of the Company's stock owned by the optionee. The option price of options granted under the 1996 Plan is the fair market value of the Company's Common Stock on the date of grant as determined by the applicable Committee. However, in the case of options granted to an optionee who owns more than 10% of the stock of the Company, the exercise price must not be less than 110% of the fair market value on the date of grant. For so long as the Company's stock is listed on the New York Stock Exchange, the Committee will use the reported closing price for the stock on the last trading day preceding the grant of the option as the fair market value, for purposes of establishing option prices.

               (c)  TERMINATION  OF   EMPLOYMENT.     The  1996   Plan
          provides that if the optionee's employment by the Company is terminated for any reason, other than disability, the option shall thereupon expire and any and all right to purchase shares pursuant thereto shall terminate three months after the optionee's employment terminates. However, if the optionee is not vested in his or her options, the optionee's options expire immediately upon termination of his or her employment. If an optionee becomes permanently disabled, the option may be exercised at any time within twelve (12) months after termination of employment by reason of disability, so long as the optionee has been an employee of the Company for at least the vesting period specified (one year minimum) in the stock option agreement entered into by the Company and the optionee.

               (d) TRANSFER OF OPTIONS. Options granted under the 1996 Plan are not transferable by an optionee other than by will or the laws of descent and distribution and are exercisable, during the optionee's lifetime, only by the optionee or by the optionee's guardian or legal representative.

               (e) TERMINATION OF OPTIONS. No option is exercisable by any person after ten (10) years from the date the option was granted, or five (5) years if the optionee owns more than 10% of the voting power or value of the stock of the Company. The President of the Company has discretion to shorten this period in stock option agreements entered into by the Company with employees.

          ADJUSTMENT UPON CHANGES IN CAPITALIZATION

               In the event any change, such as a stock split, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or fewer number of shares, appropriate adjustments are to be made in the option price and in the number of shares subject to the option. In the event of a stock dividend, each optionee is entitled to receive, upon exercise of the option, the equivalent of any stock dividend which the optionee would have received had the optionee been the holder of record of the shares purchased upon such exercise. Appropriate adjustments are also to be made to the number of shares subject to the Plan and the number and option price of shares subject to outstanding options in the event the Company effects a reorganization, merger, or recapitalization.

          AMENDMENT AND TERMINATION

               The Board of Directors may amend the 1996 Plan at any time or from time to time, as necessary to comply with state and federal laws or for the good of the Company or the employees affected by the 1996 Plan.

          BENEFITS TO EXECUTIVES

               The number of options to be granted in the future to executive officers and other employees under the 1996 Plan is not yet determinable. The granting of options is discretionary and not subject to any formula. However, non-employee Directors are not eligible to receive options, and the Stock Option Committees do not intend to grant any options to the Company's current CEO, Dale H. Ballard.

               The following table summarizes options already granted under the 1996 Plan, as of the Record Date:

                1996 PLAN OPTIONS GRANTED AS OF NOVEMBER 20, 1996

          NAME AND POSITION                     OPTIONS GRANTED (#)(1)

          All current executive officers as a group             0

          All employees as a group                        311,050

          (1) All 311,050 options were granted effective August 7, 1996, at an exercise price of $16.75 per share. Thus, the dollar value of such options fluctuates with the market price of the Company's stock. None of such options are exercisable earlier than August 7, 1997.

          FEDERAL INCOME TAX CONSEQUENCES

               Options granted pursuant to the  1996 Plan are intended
          to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code (the "Code"). If an option granted under the 1996 Plan is treated as an incentive stock option, the optionee recognizes no taxable income upon the granting of the option, nor does the Company get an income tax deduction. Also, the optionee recognizes no taxable income upon exercise of the incentive stock option. However, the excess of the fair market value of shares purchased pursuant to the exercise of an incentive stock option over the exercise price is an item of tax preference for purposes of computing the alternative minimum tax. Subsequently, when such shares are sold, in determining the amount of gain or loss to be recognized for purposes of computing alternative minimum taxable income, the basis of such shares is increased by the amount of such excess which constituted an item of tax preference.

               Upon the sale of the shares (assuming that the sale occurs no sooner than two years after grant of the option and one year after receipt of the shares by the optionee) any gain will qualify as a long-term capital gain. If these holding periods are not satisfied, the option will not qualify as an incentive stock option, and the optionee will recognize ordinary income at the time of disposition of the shares, equal to the difference between the basis and the lower of the fair market value of the stock at the date of the option exercise or the selling price of the stock, and the Company will get a corresponding income tax deduction.

               To the extent that the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under all of the Company's incentive stock option plans) exceeds $100,000, such options are treated as options which are not qualified as incentive stock options.

          SECTION 16(b) EXEMPTION

               Section 16(b) of the Exchange Act states that any profit realized by insiders from the purchase and sale (or sale and purchase) of any registered equity security (other than an exempted security or exempted transaction) of an issuer within a six-month period is subject to disgorgement, i.e., the profiting insider can be required to disgorge or pay his or her profit to the issuer. A transaction by an officer or director pursuant to an employee benefit plan is exempt from this "short-swing profit" liability if the plan and the transaction meet the conditions of Rule 16b-3. One of the conditions of Rule 16b-3 is that the plan be approved by the issuer's shareholders. The Company desires to qualify the 1996 Plan (as all other Plans have been qualified) under Rule 16b-3.

          APPROVAL

               Shareholder approval of the 1996 Plan requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. If the shareholders do not approve the 1996 Plan, the 1996 Plan and options granted thereunder will be void. If you return a proxy but give no direction on Proposal No. 2, your proxy will be voted "for" this Proposal.

          PROPOSAL NO. 3:     PROPOSAL  TO  APPROVE DELOITTE  & TOUCHE
                              LLP AS  THE INDEPENDENT AUDITORS  OF THE
                              COMPANY

               The Board of Directors of the Company, through its standing Audit Committee, has selected Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending September 30, 1997. The firm (and its predecessor) has served the Company as auditors for the fiscal years ended September 30, 1982 through 1996. Shareholder approval of this selection requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. If you return a proxy but give no direction on Proposal No. 3, your proxy will be voted "for" this Proposal.

               Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting of Shareholders and will be available to respond to appropriate questions and will be afforded the opportunity to make a statement if they desire to do so.

                                  OTHER MATTERS

               The Board of Directors knows of no matters to come before the shareholders' meeting other than as specified herein. If other business should, however, properly come before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

                           PROPOSALS FROM SHAREHOLDERS

               Shareholder proposals submitted for consideration at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than August 17, 1997, in order to be included in the proxy materials for the 1998 Annual Meeting.

               ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                              By the Order of the Board of Directors

                              E. Martin Chamberlain
                              Secretary
                              Telephone No. (801) 572-6800
                              Telefax No.   (801) 572-6869


          Draper, Utah
          December 13, 1996

                                    APPENDIX

          OMITTED MATERIAL

               The required Stock Performance Graph has been omitted in the EDGAR filing of this Proxy Statement and has been replaced with a written description.

                            BALLARD MEDICAL PRODUCTS
                             12050 Lone Peak Parkway
                               Draper, Utah 84020
                          Telephone No. (801) 572-6800
                           Telefax No.  (801) 572-6869

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 27, 1997

          To the Shareholders of Ballard Medical Products:

               NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ballard Medical Products will be held at the Company's executive offices, 12050 Lone Peak Parkway, Draper, Utah 84020, on Monday, January 27, 1997, at 11:00 a.m. Mountain Standard Time, for the following purposes, all of which are more fully set forth in the accompanying Proxy
          Statement:

               1. To elect seven (7) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

               2.   To approve the 1996 Incentive Stock Option Plan.

               3.   To  approve   Deloitte   &  Touche   LLP  as   the
                    independent auditors of the Company.

               4.   To transact  such other  business as may  properly
                    come  before  the   Company  or  any   adjournment
                    thereof.

               Said meeting may be adjourned from time to time without notice other than an announcement at said meeting or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted by any such adjournment.

               Shareholders  of   record  at  the  close  of  business
          November 20, 1996 are entitled to notice of and to vote at the meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS,

                                   E. Martin Chamberlain
                                   Secretary

          Draper, Utah
          December 13, 1996

                                    IMPORTANT

          You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. Please complete, sign and return your Proxy in the envelope provided. Such action will not prevent you from voting in person at the meeting.

                                      PROXY

                            BALLARD MEDICAL PRODUCTS
                             12050 Lone Peak Parkway
                               Draper, Utah 84020
                            Telephone (801) 572-6800
                             Telefax (801) 572-6869

                         ANNUAL MEETING OF SHAREHOLDERS
                                January 27, 1997

               This Proxy is solicited on behalf of the Board of Directors.

               The undersigned, revoking any proxy heretofore given, hereby appoints Dale H. Ballard and E. Martin Chamberlain, and each of them, acting alone or together, Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, for the undersigned, all the shares of common stock of BALLARD MEDICAL PRODUCTS held of record by the undersigned on November 20, 1996, at the Company's Annual Meeting of Stockholders to be held on January 27, 1997, at 11:00 a.m., Mountain Standard Time, and at all adjournments thereof. In their discretion, the Proxies are further authorized to vote upon such other business as may properly come before the Annual Meeting, and matters incident to the conduct of the meeting.

          PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.

          1.   ELECTION OF DIRECTORS:   [ ]  FOR  all  nominees listed
                                             below  (except as  marked
                                             to the contrary below).

                                        [ ]  WITHHOLD   AUTHORITY   to
                                             vote  for   all  nominees
                                             listed below

               NOMINEES:      Dale H. Ballard,
                              John I. Bloomberg,
                              J. Dallas Van Wagoner,
                              Robert V. Petersen,
                              E. Martin Chamberlain,
                              Dale H. Ballard, Jr.,
                              and Paul W. Hess

               INSTRUCTION:   To  withhold authority  to vote  for any
                              individual nominee, write that nominee's name on the space provided:

          2.   PROPOSAL TO APPROVE 1996 INCENTIVE STOCK OPTION PLAN:

                    [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

          3. PROPOSAL TO APPROVE DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY:

                    [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).

          THE PROXY WILL BE VOTED "FOR" EACH PROPOSAL FOR WHICH NO DIRECTION IS MADE.

               Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, personal representative, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

               Please complete, sign and mail this proxy promptly in the enclosed addressed envelope which requires no postage if mailed in the United States.

          Date
          Signature
          Signature if held jointly